UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2010
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On October 26, 2010 at approximately 1:30 p.m. Pacific Standard Time, the Company's Chief Operating Officer, Chris Larocca and Chief Financial Officer, Mark Weinswig are speaking at the 6th Annual Fall Growth Stock Conference hosted by Security Research Associates, Inc.  A live Webcast of the presentation, including the slides, will be available at http://www.wsw.com/webcast/sra11/ and through EMCORE’s website at http://www.emcore.com/investor.

Note: The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

ITEM 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Investor Presentation, dated October 26, 2010, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: October 26, 2010	By: /s/ Mark Weinswig

Name: Mark Weinswig
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Investor Presentation, dated October 26, 2010, issued by EMCORE Corporation.